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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                          Date of Report: July 2, 1997


                            OMEGA ENVIRONMENTAL, INC.
             (Exact name of registrant as specified in its charter)


        Delaware                   0-20267                    91-1499751
     (State or other            (Commission                 (IRS Employer
     jurisdiction of            File Number)              Identification No.)
    of incorporation)


                      19805 North Creek Parkway, P.O. 3005
                               Bothell, Washington
                     (Address of principal executive office)
                                   98041-3005
                                   (Zip Code)

                                 (206) 486-4800
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)




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Item 3. Bankruptcy or Receivership

                  On May 2, 1997, Registrant filed a voluntary petition for relief under Chapter 11 of the Bankruptcy Code. Prior to July 2, 1997, the United States Bankruptcy Court entered a series of agreed cash collateral orders authorizing Registrant to use cash collateral for continuing operation of its business. On July 2, 1997, Registrant and BNY Financial Corp. ("BNY"), Registrant's primary secured creditor, entered into a stipulation providing for debtor-in-possession financing of Registrant's business during the Chapter 11 proceedings. On July 2, 1997. the United States Bankruptcy Court entered an interim order approving the stipulation and debtor-in-possession financing. The Court set July 30, 1997 as the date for consideration of a final order approving the stipulation and debtor-in-possession financing.

Item 5. Other Events

                  Change in Executive Officers

                  On June 23, 1997, Stanford Springel was elected as Chief Executive Officer of Registrant. Mr. Springel (50) has been an independent consultant providing domestic and international turnaround management services to distressed companies since 1991. Between November 1996 and May 1997, he was Chief Financial Officer of Aonix, a corporation resulting from the merger of Interactive Development Environments, Inc. ("IDE"), a software company, and two software companies owned by Thomson-CSF. From September 1996 to November 1996, he was Interim Chief Financial Officer of IDE. From January 1997 to May 1997, he was Chief Executive Officer of Virtual i-O, a start-up producer of virtual reality goggles for video and personal computer applications. From February 1995 to December 1995, Mr. Springel was Interim Chief Operating Officer and Interim President of Interlogic Trace, Inc., a nationwide provider of computer maintenance and repairs services, and from January 1994 to March 1996, he was Interim Chief Executive Officer and President of Riedel Environmental Technologies, Inc., an environmental remediation and services company. Virtual i-0, Interlogic Trace, Inc. and Riedel Environmental Technologies, Inc. all filed for bankruptcy protection while Mr. Springel held the above positions with such respective company and he assumed such positions after each company was in financial distress.

                  Edward J. O'Sullivan, a director of Registrant, has been elected as Interim Chairman of the Board of Directors.

                  Louis J. Tedesco has resigned as Chairman of the Board of Directors, Chief Executive Officer, President and a director of Registrant and Jeffery Weinress


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                  has resigned as Executive Vice President and Chief Financial
                  Officer of Registrant. In addition, T. M. " Michael" Gurr, formerly President, Environmental Services Division, has been terminated by the Registrant.

                  Operations and Operating Results

                  Registrant has terminated its construction related businesses in the United States and is in the process of liquidating the assets of such businesses. Registrant's construction operations had previously constituted a majority of Registrant's revenues. Registrant's current operations include two divisions in the United States engaged in (i) environmental engineering, consulting and remediation and (ii) servicing of petroleum dispensing equipment. The Registrant also has a subsidiary operating in Mexico in the petroleum service business.

                  Registrant reported a net loss of $13,644,000 for the nine months ended December 31, 1996. Registrant expects to report a significant loss for the fourth quarter and fiscal year ended March 31, 1997, the total amount of which is currently unknown. Included in such loss for the fourth quarter will be a write off of all goodwill, which goodwill amounted to $19,442,000 as of December 31, 1996.

                  Late Form 10-K and Form 10-Q

                  Until debtor-in-possession financing was agreed to, Registrant had access to only limited operating funds and Registrant was not able to commence its annual independent audit of operations for the fiscal year ended March 31, 1997. Registrant upon obtaining the debtor-in-possession financing had intended to begin the preparation of the information for such audit and had intended to engage its independent auditors' to perform such audit. However, since BNY has not authorized Registrant to pay fees and expenses for such audit from advances of the financing or from proceeds of pre-petition and post-petition collateral, Registrant's independent auditors' have not agreed to commence such audit. Therefore, at the current time Registrant can not engage its independent auditors' to begin the audit for the fiscal year ended March 31, 1997. Without such audit, Registrant can not complete and file its Form 10-K for such fiscal year or any Form 10-Qs for subsequent quarterly periods.

                  Registrant intends to file a request with the Staff of the Securities and Exchange Commission (the "SEC") to seek relief from having to file Form 10-Ks and Form 10-Qs during the Bankruptcy proceedings. However, such request may be denied because granting such a request is discretionary, such request will be filed latter than the SEC has indicated such a request should be filed and because Registrant's Common Stock is currently quoted on the Nasdaq National Market System. As a result of the failure to file the Form 10-K for the fiscal year ended March 31, 1997, there is a strong possibility that Nasdaq will


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                  remove Registrant's Common Stock from quotation on the Nasdaq
                  National Market System. Further, Registrant may seek such removal as a possible condition to obtaining relief from the requirements to file Forms 10-Ks and Forms 10-Qs while Registrant is in Bankruptcy. If Registrant's Common Stock is no longer quoted on the National Market System, quotations, if any, would be available only in the "National Daily Quotation Sheets" published by the National Quotation Bureau.

                  In the interim, Registrant will file with the SEC under cover of Form 8-K, copies of all material financial reports filed with the United States Bankruptcy Court, including monthly financial reports.

Item 7. Financial Statements and Exhibits

            (c) Exhibit:

                  10.1     Executive Service Agreement with Stanford Springel.

                  10.2 Interim Order Re Authority to Borrow; Relief From Stay; Granting Security Interests and Priority.

                  10.3     Stipulation Regarding Financing.


                                   SIGNATURES

                  Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          OMEGA ENVIRONMENTAL, INC.
                                          (Registrant)


Date:  July 9, 1997                       By: c/ Stanford Springel
                                             ----------------------------------
                                                 Stanford Springel,
                                                 Chief Executive Officer



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                                INDEX TO EXHIBITS



Exhibit Number                         Description of Exhibits
--------------                         -----------------------

10.1                    Executive Service Agreement with Stanford Springel.

10,2                    Interim Order Re Authority to Borrow; Relief From Stay;
                        Granting Security Interests and Priority.

10.3                    Stipulation Regarding Financing.




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